Morgan Stanley Variable Investment Series -
Strategist Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Air Products and Chemicals Inc.
2.00% due 8/2/2016
Purchase/Trade Date:	 7/28/11
Offering Price of Shares: $99.471
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $105,000
Percentage of Offering Purchased by Fund:  0.030
Percentage of Fund's Total Assets: 0.29
Brokers:  Barclays Capital, Deutsche Bank Securities, Banca
IMI, Mitsubishi UFJ Securities, Santander, Scotia Capital,
Mitsubishi UFJ Securities, SMBC Nikko
Purchased from:  Deutsche Bank Securities

Securities Purchased:	 Thermo Fischer Scientific Inc.
3.6% due 8/15/2021
Purchase/Trade Date:	 8/9/11
Offering Price of Shares: $99.809
Total Amount of Offering: $1,100,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund:  0.008
Percentage of Fund's Total Assets: 0.25
Brokers: Barclays Capital, BofA Merrill Lynch, JP Morgan,
Deutsche Bank Securities, RBS, Goldman, Sachs & Co., BNP
Paribas, HSBC, Mitsubishi UFJ Securities
Purchased from: Barclays

Securities Purchased:	 Kinross Gold Corp. 5.125% due
9/1/2021
Purchase/Trade Date:	 8/15/2011
Offering Price of Shares: $99.141
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund:  0.015
Percentage of Fund's Total Assets: 0.21
Brokers:  BofA Merrill Lynch, Morgan Stanley, UBS Investment
Bank, BNP Paribas, RBC Capital Markets, Societe Generale,
BMO Capital Markets, CIBC, Credit Suisse,
Griffiths McBurney Corp., JP Morgan, Scotia Capital
Purchased from: Banc of America

Securities Purchased:	 VF Corp. 3.5% due 9/1/2021
Purchase/Trade Date:	  8/17/2011
Offering Price of Shares: $99.690
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $70,000
Percentage of Offering Purchased by Fund:  0.014
Percentage of Fund's Total Assets: 0.19
Brokers: BofA Merrill Lynch, Wells Fargo Securities, JP
Morgan, Citigroup, HSBC, Barclays Capital, BNP Paribas,
ING, Morgan Stanley, PNC Capital Markets LLC, RBS,
Santander, US Bancorp
Purchased from: Banc of America

Securities Purchased:	 American Tower Corp. 5.900%
due 11/12021
Purchase/Trade Date:	  10/3/2011
Offering Price of Shares: $99.858
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $65,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.18
Brokers: Barclays Capital, BofA Merrill Lynch, Credit
Agricole CIB, RBC Capital Markets, BNP Paribas, Credit Suisse,
Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BBVA
Securities, Citigroup, HSBC, Mizuho Securities, Santander
Purchased from: RBS Securities

Securities Purchased:	 The Mosaic Co. 3.750% due 11/15/2021
Purchase/Trade Date:	  10/17/2011
Offering Price of Shares: $99.088
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.06
Brokers: Barclays Capital, BofA Merrill Lynch, Morgan Stanley,
Wells Fargo, US Bancorp, BNP Paribas, Goldman, Sachs & Co.,
Scotia Capital
Purchased from: Merrill Lynch

Securities Purchased:	 Sonoco Products Co. 5.750%
due 11/1/2040
Purchase/Trade Date:	  10/20/2011
Offering Price of Shares: $101.649
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $70,000
Percentage of Offering Purchased by Fund: 0.028
Percentage of Fund's Total Assets: 0.21
Brokers: BofA Merrill Lynch, J.P. Morgan, Wells Fargo
Securities, Deutsche Bank Securities, Mitsubishi UFJ
Securities, TD Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 Verizon Communications Inc. 4.750%
due 11/1/2041
Purchase/Trade Date:	  10/27/11
Offering Price of Shares: $99.068
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.10
Brokers: Credit Suisse, Morgan Stanley, UBS Investment Bank, Deutsche Bank Securities, RBC Capital Markets, Barclays Capital, BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., J.P. Morgan, Mitsubishi UFJ Securities, RBS, Wells Fargo Securities, Mizuho Securities, Santander
Purchased from: UBS AG

Securities Purchased:	 EQT Corp. 4.875% due 11/15/2021
Purchase/Trade Date:	  11/2/2011
Offering Price of Shares: $99.085
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.10
Brokers: Barclays Capital, Deutsche Bank Securities, J.P. Morgan, SunTrust Robinson Humphrey, PNC Capital Markets LLC, Mitsubishi UFJ Securities, Goldman, Sachs & Co., Huntington Investment Company, UBS Investment Bank, US Bancorp, CIBC, Credit Agricole CIB
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Cigna Corp. 2.750% due 11/15/2016
Purchase/Trade Date:	  11/3/2011
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.26
Brokers: Morgan Stanley, BofA Merrill Lynch, UBS Investment
Bank, HSBC
Purchased from: Merrill Lynch

Securities Purchased:	 Lyondellbasell Industries NV 6.000%
due 11/15/2021
Purchase/Trade Date:	  11/4/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, J.P. Morgan, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities, UBS Investment Bank, HSBC, ING, Morgan Stanley, Scotia Capital, UniCredit,
Wells Fargo Securities
Purchased from: Merrill Lynch

Securities Purchased:	 Amgen Inc. 2.500% due 11/15/2016
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased:	 Amgen Inc. 3.875% due 11/15/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.720
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.04
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased:	 Teva Pharmaceutical Finance IV 3.650%
due 11/10/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.635
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund:  0.014
Percentage of Fund's Total Assets: 0.34
Brokers: Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Goldman, Sachs & Co., HSBC, J.P. Morgan, Morgan Stanley
Purchased from: Goldman Sachs

Securities Purchased:	 Simon Property Group, LP 4.125%
due 12/1/2021
Purchase/Trade Date:	  11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, Citigroup, J.P. Morgan, Deutsche
Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Mitsubishi
UFJ Securities, RBC Capital Markets, SMBC Nikko, SunTrust
Robinson Humphrey, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 Vornado Realty LP note 5.00%
due 1/15/2022
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.546
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund:  0.019
Percentage of Fund's Total Assets: 0.22
Brokers: BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, J.P. Morgan, Barclays Capital, Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, RBS, UBS Investment Bank, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets,
LLC Capital One Southcoast, Credit Agricole CIB, Fifth Third Securities, Inc., HSBC, PNC Capital Markets LLC, SMBC Nikko,
US Bancorp
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Ecolab Inc. 3.00% due 12/8/2016
Purchase/Trade Date:	  12/5/2011
Offering Price of Shares: $99.802
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.14
Brokers: RBS, US Bancorp, Citigroup, BNP Paribas, RBC, UniCredit
Capital Markets, ING, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased:	 Ecolab Inc. 4.350% due 12/8/2021
Purchase/Trade Date:	  12/5/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.06
Brokers: Mitsubishi UFJ Securities, SMBC Nikko, Citigroup, BNP
Paribas, RBC, UniCredit Capital Markets, ING, The Williams
Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased:	 Hewlett-Packard Co. 4.650%
due 12/9/2021
Purchase/Trade Date:	  12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.03
Brokers: Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BNP
Paribas, BofA Merrill Lynch, Citigroup, Credit Suisse, HSBC,
Mizuho Securities, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased:	 ERP Operating LP 4.625% due 12/15/2021
Purchase/Trade Date:	  12/7/2011
Offering Price of Shares: $99.619
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch, Barclays Capital,
Deutsche Bank Securities, RBC Capital Markets
Purchased from: Merrill Lynch